                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                               October 15, 1997


                      NATIONSCREDIT GRANTOR TRUST 1997 - 1
               (Exact name of registrant as specified in charter)


    Delaware                     333-22327                    75-2655744
(State or other              (Commission File                (IRS Employer
jurisdiction of                   Number)                Identification Number)
incorporation)


            225 E. John Carpenter Freeway, Irving Texas 75062-2731
            (Address of principal executive offices)    (Zip Code)


      Registrant's telephone number, including area code  (972) 506-5026


                                Not Applicable
        (Former name or former address, if changed since last report.)

 Item 5.                   Other Events

     This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending September 30, 1997.

     Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto) dated as of April 30, 1997 among NationsCredit Securitization Corporation, NationsCredit Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on June 4, 1997.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         Exhibit No.

         19.1     Certificateholders Statements

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    NATIONSCREDIT GRANTOR TRUST 1997 - 1
                                                (Registrant)

                                    By:  NationsCredit Commercial
                                         Corporation of America, as Servicer
                                         of NationsCredit Grantor Trust
                                         1997-1


    Date:  October 30, 1997       By:  /s/ Lawrence Angelilli
                                         Name:  Lawrence Angelilli
                                         Title:    Vice President

 EXHIBIT INDEX


Exhibit Number                      Description


19.1                                Certificateholders Statements